UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22097

Tortoise Gas and Oil Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  February 28, 2009

Item 1. Schedule of Investments.

Tortoise Gas and Oil Corporation
SCHEDULE OF INVESTMENTS (Unaudited)

	February 28, 2009
	Shares	Fair Value

Limited Partnerships and Related Companies - 113.0% (1)
Crude/Refined Products Pipelines - 30.3% (1)
Buckeye Partners, L.P.	5,590	$220,805
Enbridge Energy Partners, L.P.	27,000	768,690
Kinder Morgan Management, LLC	25,274	1,054,448
Magellan Midstream Partners, L.P.	29,569	940,294
NuStar Energy L.P.	19,950	920,493
Plains All American Pipeline, L.P.	41,630	1,604,420
Sunoco Logistics Partners L.P.	14,500	797,355
TEPPCO Partners, L.P.	31,800	723,768
		7,030,273

Natural Gas/Natural Gas Liquids Pipelines - 22.0% (1)
Boardwalk Pipeline Partners, LP	25,490	537,839
El Paso Pipeline Partners, L.P.	29,700	523,611
Energy Transfer Equity, L.P.	26,965	529,323
Energy Transfer Partners, L.P.	32,500	1,176,825
Enterprise GP Holdings L.P.	10,000	195,700
Enterprise Products Partners L.P.	38,400	828,672
ONEOK Partners, L.P.	19,060	807,572
Spectra Energy Partners, LP	7,630	169,233
Williams Pipeline Partners L.P.	20,195	320,293
		5,089,068

Natural Gas Gathering/Processing - 12.3% (1)
MarkWest Energy Partners, L.P.	15,000	161,400
Quest Midstream Partners, L.P. (2)	465,000	2,557,500
Western Gas Partners LP	8,000	117,360
		2,836,260

Oil and Gas Exploitation and Production - 46.9% (1)
BreitBurn Energy Partners L.P.	275,345	1,720,906
Encore Energy Partners LP	136,629	1,783,009
EV Energy Partners, L.P.	75,069	1,108,019
Legacy Reserves, LP	269,937	2,861,332
Linn Energy, LLC	106,800	1,603,068
Pioneer Southwest Energy Partners L.P.	104,647	1,619,936
Quest Energy Partners, L.P.	252,832	176,982
		10,873,252

Propane Distribution - 1.5% (1)
Inergy, L.P.	15,558	350,366

Total Limited Partnerships and Related Companies (Cost $45,273,843)		26,179,219

Short-Term Investment - 7.3% (1)
Investment Company - 7.3% (1)
First American Government Obligations Fund - Class Y, 0.27% (3)
(Cost $1,693,971)	1,693,971	1,693,971

Total Investments (Cost $46,967,814) - 120.3% (1)		27,873,190
Other Assets and Liabilities - (20.3%) (1)		(4,696,941)
Total Net Assets Applicable to Common Stockholders - 100.0% (1)		$23,176,249

(1) Calculated as a percentage of net assets applicable to common stockholders.
(2) Non-income producing. Private company; restricted security has been fair valued in accordance with procedures approved by the
Board of Directors and has a total fair value of $2,557,500, which represents 11.0% of net assets applicable to common stockholders.
(3) Rate indicated is the current yield as of February 28, 2009.

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 – significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of February 28, 2009. These assets are measured on a recurring basis.

Fair Value Measurements at Reporting Date Using
		Quoted Prices in		Significant
		Active Markets for	Significant Other	Unobservable
	Fair Value at	Identical Assets	Observable Inputs	Inputs
Description	February 28, 2009	(Level 1)	(Level 2)	(Level 3)

Investments	$ 27,873,190	$ 25,315,690	$ -	$ 2,557,500

Fair Value Measurements Using Significant Unobservable Inputs
(Level 3) for Investments
For the period from December 1, 2008 through February 28, 2009
Fair value beginning balance	$ 9,646,250
Total realized and unrealized gains (losses) included in net decrease in net assets applicable to common stockholders	(3,143,750)
Net purchases, sales, issuances and settlements	(3,945,000)
Return of capital adjustments impacting cost basis of security	-
Fair value ending balance	$ 2,557,500
Total amount of total losses for the
period included in net decrease in net assets applicable to common stockholders attributable to the change in unrealized gains (losses) relating to assets still held at the
reporting date	$ 3,138,750

 Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors.  The table below shows the number of units held, acquisition date, acquisition cost, fair value per unit and percent of net assets which the securities comprise at February 28, 2009.

Investment Security		Number of Units	Acquisition Date	Acquisition Cost	Fair Value Per Unit	Fair Value as Percent of Net Assets
Quest Midstream Partners, L.P.	Common Units	465,000	11/01/07	$9,300,000	$5.50	11.0%

As of February 28, 2009, the aggregate cost of securities for federal income tax purposes was $45,406,194. At February 28, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $833,479, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $18,366,483 and the net unrealized depreciation was $17,533,004.

Item 2. Controls and Procedures.

(a)
The registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tortoise Gas and Oil Corporation

Date: April 24, 2009	By:	/s/ David J. Schulte
David J. Schulte
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Tortoise Gas and Oil Corporation

Date: April 24, 2009	By:	/s/ David J. Schulte
David J. Schulte
Chief Executive Officer

Tortoise Gas and Oil Corporation

Date: April 24, 2009	By:	/s/ Terry Matlack
Terry Matlack
Chief Financial Officer